Exhibit 10.6

DEED OF TRUST

THIS DEED OF TRUST is made April 14, 2008, by SEAWRIGHT SPRINGS. LLC, a Virginia limited liability company and SEAWRIGHT HOLDINGS, INC., a Delaware corporation, as Grantors (jointly and severally hereinafter referred to as the "Grantor"), and PALMA COLLINS, a resident of, 3859 Centerview Dr., Suite 300, Chantilly VA 20151, Fairfax County, as Trustee and Grantee, (whether one or more hereinafter the "Trustees").

WHEREAS, simultaneously with the execution and delivery of this Deed of Trust, the Grantor has agreed to borrow from PIERRE L. PALIAN, having an address of 229 Midsummer Cir., Gaithersburg, MD 20878 (the "Lender") the full sum of $375,000.00 (the "Principal Sum"), for which Principal Sum the Grantor has issued its Deed of Trust Note of even date herewith, payable to the order of the Lender in the amount of the Principal Sum (which Deed of Trust Note, together with any extensions or renewals thereof or substitutions therefore, is hereinafter referred to as the "Note"), the Principal Sum and interest thereon to be payable at the time or times, in the manner and at the rate or rates stated in the Note; and

WHEREAS, the Grantor desires to secure the payment of the Principal Sum and the interest thereon according to the terms of the Note, all other moneys now or hereafter advanced or expended by the Trustees or the Lender as provided for herein, by the terms of any of the other Loan Documents (as hereinafter defined) or by applicable law and all costs, expenses, charges, liabilities, commissions, half-commissions and attorney's fees now or hereafter chargeable to, incurred by or disbursed by the Trustees, the Lender or the Grantor as provided herein (collectively, the "Obligations") and the performance of the terms, conditions and provisions of the Note, this Deed of Trust and of all other instruments, agreements and documents, previously, simultaneously or hereafter executed and delivered by the Grantor or any other party, singly or jointly with another party or parties, evidencing, securing, guarantying or in connection with the Obligations. The Note, this Deed of Trust and all such other instruments, agreements and documents are hereinafter sometimes referred to collectively as the "Loan Documents".

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor does grant, bargain, sell, convey and assign to the Trustees, the survivors or survivor of them, and their or his successors or successor and assigns and does hereby grant a lien and security interest to the Lender and the Trustees and its, their or his successors or successor, in, on and to the following (collectively, the "Property"):

ALL those lots or parcels of real property situate in Augusta County, Commonwealth of Virginia, and more particularly described in Exhibit A attached hereto and made a part hereof, together with all buildings, structures and improvements both now and hereafter located thereon or therein and all replacements thereof (collectively, the "Real Property").

TOGETHER with all of the Grantor's interest in all building materials, machinery, equipment, furniture, fixtures and tangible personal property of every kind and nature whatsoever  (other than consumable goods, inventory, and trade fixtures or other personal property owned by tenants occupying all or any portion of the Real Property), now owned or hereafter acquired and now or hereafter located on, contained in or upon or attached to, or used or usable in connection with, any present or future use or operations of the Real Property, or any portion thereof, together with all replacements thereof, substitutions therefore and additions thereto and all proceeds thereof.

TOGETHER with all right, title and interest of the Grantor, including any after-acquired title or reversion, in and to the beds of the ways, streets, avenues and alleys adjoining the Real Property and the rights, alleys, ways, tenements, easements, appurtenances, passages, riparian rights, liberties, advantages, accessions and privileges now or hereafter appertaining thereto, including without limitation, any right of the Grantor in and to common elements relating to the Real Property, or any portion thereof.

TOGETHER with any and all judgments, awards of damages, payments, proceeds, settlements or other compensation heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, in connection with, or in lieu of (a) any taking of the Real Property, or any part thereof, under the power of eminent domain, either temporarily or permanently, (b) any change or alteration of the grade of any street, and (c) any other injury or damage to, or decrease in value of, the Real Property or any part thereof (collectively, the "Condemnation Awards"), to the extent of the Obligations, and all attorney's fees, costs and disbursements, if any, incurred by the Trustees or the Lender in connection with the collection of the Condemnation Awards.

TOGETHER with any and all payments, proceeds, settlements or other compensation heretofore or hereafter made, including any interest thereon, and the right to receive the same, from any and all insurance policies covering the Real Property, or any portion thereof or any building materials, machinery, equipment, furniture, fixtures or tangible personal property located therein or thereon.

TOGETHER with all of the rents, royalties, issues, profits, revenues, income, accounts and other benefits of the Real Property, or derived from or arising out of the use or enjoyment of all or any portion thereof, or from any lease, sublease, contract of sale or other agreement pertaining thereto, and all right, title and interest of the Grantor in and to, and remedies under, all leases, subleases, contracts of sale or other agreement relating to the Real Property, or any part thereof, both now in existence and hereafter entered into, including, without limitation, all cash or securities deposited thereunder to secure performance by the lessees, sublessees and purchasers of their obligations thereunder, whether, with respect to such leases and subleases, such cash or securities are to be held until the expiration of the terms of such leases or subleases or are to be applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms; reserving in the Grantor a license to collect and receive the same until there is a default under any of the Loan Documents.

TO HAVE AND TO HOLD the Property unto the Trustees, the survivors or survivor of them, and their or his successors or successor in the trust, in fee simple.

IN TRUST to secure to the Lender and to the Trustees for the benefit of the Lender the payment of the Obligations and the performance of all other terms and conditions of this Deed of Trust and the other Loan Documents secured hereby.

PROVIDED, HOWEVER, that (a) until the occurrence of an event of default hereunder, the Grantor may retain possession of the Real Property and collect, receive and retain the rents, revenues, proceeds and income therefrom, and (b) if the Grantor shall pay the Obligations in accordance with the terms of the Loan Documents and shall perform all of the terms, conditions and provisions of the Loan Documents, then this Deed of Trust shall be void, and upon proof given to the satisfaction of the Trustees that the Obligations have been satisfied in full, the Trustees shall (at the expense of the Grantor) release and discharge the lien and terminate the security interest of this Deed of Trust of record upon payment of a reasonable fee for the release and reconveyance of the Real Property or any partial release and reconveyance thereof.

AND THIS DEED OF TRUST FURTHER WITNESSETH that the Grantor Gointly and severally, if more than one) hereby represents, warrants, covenants and agrees for the benefit of the Lender and the Trustees as follows:

ARTICLE I. REPRESENTATIONS AND WARRANTIES.

The Grantor Gointly and severally, if more than one) makes the following representations and warranties to the Lender:

      Section 1.01. The Grantor has the power, authority and legal right to own the Property, to carry on the business of the Grantor as now conducted and to engage in the transaction contemplated by the Loan Documents.

     Section 1.02. The execution and delivery of, and the carrying out of the transaction contemplated by the Loan Documents, and the performance and observance of the terms, covenants, agreements and provisions of the Loan Documents have been duly authorized by all necessary action of the Grantor and will not conflict with or result in a breach of the terms or provisions of any existing law, rule, regulation or order of any court or governmental body.

     Section 1.03. The Loan Documents constitute the valid and legally binding obligations of the Grantor and are fully enforceable against the Grantor in accordance with their respective terms.

     Section 1.04. The Grantor is the owner of the fee simple legal title to and is lawfully seized and possessed of the Property. The Grantor has the right and authority to convey the Property with General Warranty and English covenants of title and does hereby warrant specially, and agrees to defend, the Property and the title thereto, whether now owned or hereafter acquired, against all claims and demands of the Grantor and every person claiming or to claim by, through or under the Grantor.

     Section 1.05. The loan evidenced and secured by the Loan Documents is being made to the Grantor solely for business or investment purposes within the meaning of'6.1-330.75 of the Code of Virginia of 1950, as amended. The Grantor further represents and warrants that it is not a natural person and the obligations evidenced by the Loan Documents were not incurred for personal, family or household purposes.

     Section 1.06. To the best of the Grantor's knowledge, the Real Property (including the land, surface water, ground water, and improvements) is free of any substantial amounts of waste or debris and is free of all contamination including: (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. '9601 et. seq.), as amended from time to time, and regulations promulgated thereunder; (c) any "regulated substance" as defined by the Code of Virginia of 1950, as amended, '62.1-44.34:8, and regulations promulgated thereunder; (d) any "hazardous substance" as defined by the Virginia Waste Management Act, Code of Virginia of 1950, as amended '10.1-1400, et. seq., and regulations promulgated thereunder; (e) any substance the presence of which on the Real Property is prohibited by any law similar to those set forth in this Section; and (f) any materials which, under federal, state, or local law, statute, ordinance or regulations; or court or administrative order or decree; or private agreement (hereinafter referred to collectively as "Environmental Requirements"), require special handling in collection, storage, treatment or disposal (items (a) - (f) are hereinafter referred to collectively as "Hazardous Materials").

ARTICLE II. COVENANTS AND AGREEMENTS.

The Grantor (jointly and severally, if more than one) hereby covenants for the benefit of the Lender and the Trustees as follows:

     Section 2.01. The Grantor agrees to promptly pay the Obligations when and as due and payable in accordance with the terms, conditions and provisions of the Note and each of the other Loan Documents and to punctually keep, perform, observe and comply with the terms, conditions and provisions of any and all of the Loan Documents to be kept, performed, observed and complied with by the Grantor. At any time, and from time to time, upon request by the Lender, the Grantor, at the sole expense of the Grantor, shall make, execute, deliver and record or cause to be made, executed, delivered and recorded, any and all further instruments, certificates, and other documents as may, in the opinion of the Lender, be necessary or desirable in order to effectuate, complete, or perfect or to continue and preserve the obligations of the Grantor under the Note and the lien of this Deed of Trust, and all modifications, extensions and other amendments of the same.

     Section 2.02. The Grantor agrees to, at the Grantor's sole expense, to keep the Property in good condition, working order and repair and to make all necessary or appropriate repairs, replacements and renewals thereof and additions thereto so that the Property shall at all times be in good condition and fit and proper for the purposes for which the Property was originally intended. The Grantor shall not remove, demolish or materially alter all or any part of the Property without the prior written consent of the Lender.

     Section 2.03. The Grantor agrees to permit representatives of the Lender to inspect the Property at all reasonable times as often as may be requested by the Lender.

     Section 2.04. The Grantor agrees to keep the Property free from all liens, security interests, encumbrances and claims of every kind and nature other than the lien of this Deed of Trust and those encumbrances permitted in writing by the Lender. The Grantor shall give the Lender notice of any default in any such permitted lien, security interest, claim or encumbrance and notice of any foreclosure or threat of foreclosure of the same.

     Section 2.05. The Grantor shall comply with and not violate or cause to be complied with and not violated any laws, rules, regulations or ordinances applicable to the Property or to any use thereof.

     Section 2.06. The Grantor agrees to collect and apply to the unpaid Obligations as the Lender may direct any Condemnation Awards pertaining to all or any part of the Property.

     Section 2.07. The Grantor shall keep the Property fully insured with a responsible insurance company for the benefit of the Lender against loss by fire, smoke, flood, explosion and other hazards and casualties insured against by persons operating like properties in the general locality of the Property and in such amounts as from time to time maybe required by the Lender (but in any event sufficient to avoid any co-insurance obligations) and/or by applicable law or regulation. If requested by the Lender, the Grantor shall also maintain or cause to be maintained public liability and property damage insurance, business interruption and/or loss of "rental value" insurance and/or such other insurance as may reasonably be required by the Lender, all in form, content, amount and insurer satisfactory to the Lender. The Grantor shall promptly pay when due any and all premiums on such insurance and, not less than 10 days prior to the expiration dates of each such policy, shall deliver to the Lender a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to the Lender. The policies of such insurance and all renewals thereof are hereby assigned to, and shall be deposited with and held by, the Lender, and as collateral and further security for the Obligations have attached thereto standard mortgagee clauses in favor of and entitling the Lender, without contribution, to collect any and all proceeds payable under such insurance as the Grantor's interest may appear, all to be in form acceptable to the Lender. The Grantor hereby authorizes the Lender, at its option, to collect, adjust and compromise any losses or claims under any of such insurance, and after deducting costs and expenses of collection (including, without limitation, reasonable attorney's fees and expenses) to apply all or part of the proceeds collected (if any) at the discretion of the Lender as follows: (a) as a credit upon any portion, as selected by the Lender, of the Obligations, or (b) to repairing, replacing or restoring the Property, in which event the Lender shall not be obligated to see to the proper application thereof, nor shall the amount so released or used be deemed a payment on any of the Obligations. The Grantor will immediately notify the Lender of any cancellation of or change in any insurance policy, and each such policy shall contain the agreement of the insurer that such policy will not be modified or canceled without 30 days prior written notice to the Lender. At the request of the Lender, in addition to and together with the monthly payments under the terms of the Note, the Grantor shall pay to the Lender an amount which shall be estimated by the Lender in its sole discretion from time to time to be sufficient to enable the Lender to pay (out of the moneys so paid to the Lender) all premiums for such insurance.

     Section 2.08. The Grantor agrees to promptly pay as and when due and payable all costs and expenses, including recordation and transfer taxes, which are or maybe levied, imposed or assessed upon the Property, or any part thereof, or for which the Trustees, the Lender or the Grantor may at any time be liable in connection with or as a result of the recording, maturity, collection or enforcement of any or all of the Obligations, or any of the Loan Documents.

     Section 2.09. The Grantor shall promptly pay in full and discharge before delinquency and before any penalty for non-payment attaches thereto, all taxes, water rents, sewer rents, ground rents, assessments, utility charges (whether public or private), and other governmental, municipal or public or private dues, charges and levies (all of which are hereinafter collectively referred to as the "Taxes") and any prior liens (including federal tax liens) for such Taxes which are or may be levied, imposed or assessed upon the Property or any part thereof. At the request of the Lender, in addition to and together with any monthly payments due under the terms of the Note, the Grantor shall pay to the Lender an amount which shall be estimated by the Lender in its sole discretion from time to time to be sufficient to enable the Lender to pay (out of the moneys so paid to the Lender) at least 30 days before due, all Taxes, which sums shall be held by the Lender in a non-interest bearing account to pay the Taxes. If the Lender has not accumulated sufficient funds under the terms hereof with which to pay the Taxes when and as the same are due and payable, the Grantor shall pay on demand the amount of any such deficiency.

     Section 2.10. The Grantor shall furnish to the Lender, within 90 days after the end of each calendar year or fiscal year, as the case may be, financial statements of the Grantor prepared in accordance with generally accepted accounting principles, consistently applied, and certified by the Grantor. The Grantor shall provide, upon the Lender's request, convenient facilities for the audit and verification of any such statements. At the same time, the Grantor will furnish or cause to be furnished to the Lender financial statements, prepared as aforesaid, for each guarantor of the Note.

                Section 2.11. The Lender shall have the right to approve all leases of the Property or any part thereof which the Grantor may execute after the date of this Deed of Trust as to form, content and financial strength of the tenant. At any time within 30 days after notice and demand by the Lender, the Grantor will deliver to the Lender a written statement in such reasonable detail as the Lender may request, certified by the Grantor, of all of the leases and subleases (of which it has knowledge) relating to the Property or any part thereof, including the names of all lessees and sublessees (of which it has knowledge), the terms of all leases and the rental payable thereunder, and, on demand, the Grantor will furnish to the Lender executed counterparts of any such leases. The Grantor shall perform, comply with and carry out all of the Grantor's covenants and agreements as lessor or landlord contained in any existing or future lease or leases of the Property or any part thereof; the rentals from any and all of which are hereby assigned by the Grantor to the Trustees subject to a license to the Grantor to collect and receive the same until the occurrence of an event of default under any of the Loan Documents, as hereinabove provided. The Grantor will not, without the prior written consent of the Lender cancel, terminate, accept a surrender of, reduce the payment of rent under, or accept any prepayment of rent (other than is customary) of, any present or future lease of the Property or any part thereof.

     Section 2.12. Without the prior written consent of the Lender, the Grantor will not initiate, join in, or consent to any change in, any restrictive covenant, easement, zoning ordinance, or other public or private restriction, limiting or defining the uses which may be made of the Property. The Grantor will (a) promptly perform and observe, and cause to be performed and observed, all of the terms and conditions of all agreements affecting the Property, and (b) do or cause to be done all things necessary to preserve intact and unimpaired any and all easements, appurtenances and other interests and rights in favor of, or constituting any portion of, the Property.

     Section 2.13. The Grantor shall not place or permit to be placed any Hazardous Materials on the Property. Upon the request of the Lender, the Grantor shall provide the Lender from time to time (at the Grantor's expense) with a current environmental assessment (to as high a level as the Lender reasonably determines is advisable) of the Property within a reasonable time after such request. Such assessment shall be in a form satisfactory to the Lender and from an environmental engineer or consultant satisfactory to the Lender. Prior to the occurrence of any default or Event of Default that remains uncured after any applicable cure period, the Lender shall be limited to one such assessment process per year at the Grantor's expense (though it may procure additional assessments at its own expense). If, at any time, it is determined that there are Hazardous Materials located on the Property which, under any Environmental Requirement require special handling in collection, storage, treatment or disposal, the Grantor shall, within thirty (30) days after written notice thereof, take or cause to be taken, at its sole expense, such actions as may be necessary to comply with all Environmental Requirements. If the Grantor shall fail to take such action, the Lender may make advances or payments towards performance or satisfaction of the same but shall be under no obligation so to do; and all sums so advanced or paid, including all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, including, without limitation, reasonable attorneys' fees, fines or other penalty payments, shall be paid by the Grantor to the Lender as provided in Section 2.14 hereof. The Grantor hereby agrees to indemnify and hold the Lender harmless from and against any claim which may now or hereafter be asserted against the Lender as a result of the presence of any Hazardous Materials on the Property and from and against all losses, expenses and charges whatsoever, including reasonable attorneys' fees resulting therefrom.

     Section 2.14. If the Grantor fails to perform, comply with or observe any of the foregoing covenants, the Lender or the Trustees may, but shall not be obligated to, perform, comply with or observe the same on behalf of the Grantor. All moneys advanced and costs and expenses incurred by the Lender or the Trustees (as the case may be) in so doing (collectively, the "Expense Payments"), together with interest thereon at a per annum rate of interest which is equal to the rate of  interest charged on the principal of the Note plus 2% per annum from the date of payment until repaid in full, shall be paid to the Lender or to the Trustees (as the case may be) by the Grantor on demand and shall be secured by this Deed of Trust.

     Section 2.15. This Deed of Trust creates a security interest in the Property, and, to the extent any portion of the Property is not real property, this Deed of Trust constitutes a security agreement from the Grantor to the Lender under the Uniform Commercial Code of the jurisdiction in which the Real Property is located in such portion of the Property and the proceeds (cash and noncash) thereof. With respect to such portion of the Property, the Lender shall have all the rights and remedies of a secured party under the aforesaid Uniform Commercial Code.

ARTICLE III. EVENTS OF DEFAULT.

The occurrence of anyone or more of the following events shall constitute a default or event of default under this Deed of Trust:

     Section 3.01. The failure of the Grantor to pay any or all of the Obligations as and when due and payable.

     Section 3.02. The failure of the Grantor to perform, observe or comply with any of the terms, conditions and provisions of this Deed of Trust or any of the other Loan Documents (other than those described in Section 3.01 hereof).

     Section 3.03. The occurrence of a default (as described or defined therein) under any of the Loan Documents.

     Section 3.04. The transfer or conveyance to any person of all or any part of the Property (or any legal or beneficial interest therein) without the prior written consent of the Lender. NOTICE - THE INDEBTEDNESS SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF MODIFIED IN THE EVENT OF THE SALE OR CONVEYANCE OF THE PROPERTY HEREBY CONVEYED.

     Section 3.05. The occurrence of a default (as described or defined therein) under any other indebtedness or liability for borrowed money of the Grantor (other than the Obligations) if the effect of such default is to accelerate the maturity of such evidence of indebtedness or liability or to permit the holder thereof to cause any indebtedness to become due prior to its stated maturity.

     Section 3.06. Any execution or attachment shall be levied against the Property, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within 30 days after the same shall have been levied.

     Section 3.07. The entry of a final judgment for the payment of money involving more than $10,000 against the Grantor and the failure of the Grantor to discharge the same, or cause it to be discharged, within 60 days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.

     Section 3.08. An event of default (as defined therein) should exist or occur under any other mortgage, deed of trust or other instrument encumbering all or any portion of the Property regardless of whether or not the creation of such mortgage, deed of trust or other encumbrance has been previously consented to by the Lender.

     Section 3.09. If any information contained in any financial statement, application, schedule, report or any other document given by the Grantor or by any other person in connection with the Obligations or with any of the Loan Documents is not in all respects true and accurate, or if the Grantor or such other person omitted to state any material fact or any fact necessary to make such information not misleading.

     Section 3.10. The filing of any petition for relief under the Bankruptcy Code or any similar Federal or State statute by or against the Grantor and, in the event of such a filing against the Grantor by a third party, the failure of the Grantor to have such petition dismissed within 60 days from the date of filing.

     Section 3.11. An application for the appointment of a receiver for the Grantor filed by or against the Grantor and, in the event of such an application against the Grantor by a third party, the failure of the Grantor to have such application dismissed within 60 days from the date of filing.

     Section 3.12. The making of a general assignment for the benefit of creditors by the Grantor or the insolvency of the Grantor.

     Section 3.13. The dissolution, merger, consolidation or reorganization of the Grantor.

     Section 3.14. Without the prior written consent of the Lender, any interest in the Grantor shall be (directly or indirectly) sold, assigned, transferred, encumbered or otherwise conveyed.

     Section 3.15. The death of the Grantor.

ARTICLE IV. REMEDIES.

     Section 4.01. Upon the occurrence of a default under this Deed of Trust, the entire unpaid balance of the Obligations shall become immediately due and payable at the option of the Lender and in such event the Grantor does hereby (a) authorize the Trustees to sell the Property or any part thereof and (b) declare its assent to the passage of a decree by a court of proper jurisdiction for the sale of the Property, subject to any lease of all or any part of the Property which the Trustees or the Lender elect and so advertise. In case of any sale under this Deed of Trust, by virtue of judicial proceedings or otherwise, the Property or any part thereof may be sold upon such terms and conditions, in such parcels at such time and place as the Trustees shall deem advantageous and proper and as required by applicable laws and rules, without regard to any right of the Grantor or any other person to the marshalling of assets. The Trustees, if and as directed by the Lender, shall have all of the rights and may exercise all of the powers set forth in Sections 55-59 to 55-59.4, inclusive, of the Code of Virginia of 1950, as amended, as in effect on the date of execution of this Deed of Trust, except that any advertisement required in connection with the sale of the Property shall be once a week for two successive weeks. In connection with any foreclosure, the Trustees may procure such title reports, surveys, tax histories and appraisals as they deem necessary, and all costs and expenses incurred in connection therewith shall be paid on demand to the Trustees by the Grantor or from the proceeds of sale. Upon the terms of such sale being complied with, the Trustees shall convey the Property so sold to and at the cost of the purchaser or purchasers thereof. The Trustees shall receive and apply the proceeds from the sale of the Property, or any portion thereof, in accordance with Section 55-59.4 (A) (3) of the Code of Virginia of 1950, as amended, or any successor provision of law.

     Section 4.02. Immediately upon the first insertion of any advertisement or notice of sale, there shall also be and become due and owing by the Grantor all expenses incident to any such foreclosure proceedings under this Deed of Trust and a commission on the total amount of the Obligations then due equal to one-half of the percentage allowed as the Trustees' commission upon sale of the Property pursuant to law. Neither the Trustees, the Lender nor any other person shall be required to accept a tender of the unpaid balance of the Obligations and any other indebtedness then secured hereby with interest thereon to the date of payment unless the same is accompanied by a tender of all Expense Payments, and any other costs, expenses, taxes and commissions then due, paid or incurred together with interest thereon at a per annum rate of interest equal to the rate of interest charged on the principal of the Note, plus 2% per annum from the date due, paid or incurred to the date of payment.

     Section 4.03. As a matter of right and to the extent permitted by law, without notice to the Grantor, and without regard to the adequacy of the security, upon application to a court of competent jurisdiction the Lender shall be entitled to the immediate appointment of a receiver for all or any part of the Property, and of the rents, income, profits, issues and proceeds thereof and therefrom, whether such receivership be incidental to a proposed sale of the Property or otherwise, and the Grantor hereby consents to the appointment of such a receiver. The Grantor will pay to the Lender, upon demand, all expenses, including receiver's fees, attorney's fees and costs, advanced by the Lender and incurred pursuant to the provisions of this Deed of Trust, and all such expenses shall be (a) a lien against the Property, (b) added to the indebtedness secured by this Deed of Trust, and (c) payable on demand with interest at a rate 2% per annum in excess of the interest rate provided in the Note from and including the date each such advance is made.

     Section 4.04. Each right, power and remedy of the Lender or the Trustees provided for in this Deed of Trust or in any of the other Loan Documents; shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Deed of Trust, any of the other Loan Documents or at law or in equity. The exercise or beginning of the exercise by the Lender or the Trustees of anyone or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender or the Trustees of any or all such other rights, powers or

     Section 4.05. No failure or delay by the Lender or the Trustees to insist upon the strict performance of any term, condition, covenant or agreement of this Deed of Trust or of any of the other Loan Documents, or to exercise any right, power or remedy permitted hereunder or thereunder, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Lender or the Trustees from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Deed of Trust or under any of the other Loan Documents, the Lender or the Trustees shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Deed of Trust or under any of the other Loan Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

ARTICLE V. MISCELLANEOUS.

     Section 5.01. The Lender shall have the irrevocable power to remove or substitute trustees at any time and from time to time and the powers and duties of the Trustees maybe executed by either of them with the same legal force and effect as though executed by both of them, including, without limitation, the right and power on the part of either Trustee to execute and deliver a full or partial release of this Deed of Trust or all or any part of the Property covered hereby.

     Section 5.02. The Trustees shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistakes of law or fact, nor for anything which the Trustees may do or refrain from doing in good faith, nor generally shall the Trustees have any accountability hereunder except for willful misconduct or gross negligence.

     Section 5.03. All notices, demands, requests, consents or approvals required under this Deed of Trust to be in writing, shall be deemed to have been properly given if and when mailed by first class certified mail, return receipt requested, postage prepaid, if to the Lender at 229 Midsummer Cir., Gaithersburg, MD 20878, and if to the Grantor at 600 Cameron Street, Alexandria, VA 22314 and if to the Trustees at C/O CHARTER HOUSE, LLC, 8120 Woodmont Ave., Suite 350, Bethesda, MD 20814 or at such other address as the Grantor, the Lender or the Trustees shall have furnished to the others in writing, mailed as aforesaid.

     Section 5.04. This Deed of Trust may not be modified or amended except by an agreement in writing, signed by the party against whom enforcement of the change is sought.

     Section 5.05. If fulfillment of any provision hereof or any transaction related hereto or to the Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto , the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained, other than the provisions requiring the Grantor to pay the Obligations, operates or would prospectively operate to invalidate this Deed of Trust in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Deed of Trust shall remain operative and in full force and effect; and if such clause or provision requires the Grantor to pay the Obligations or any other of the  indebtedness secured by this Deed of Trust, then at the option of the Lender, the entire unpaid amount of the Obligations, with all unpaid interest accrued thereon and all other unpaid indebtedness secured by this Deed of Trust shall become due and payable.

     Section 5.06. This Deed of Trust shall be binding upon the Grantor and the Grantor's heirs, personal representatives, successors and assigns and shall inure to the benefit of the Lender, the Trustees and their respective successors and assigns. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require, and the term "person" shall include an individual, a corporation, an association, a partnership, a trust and an organization.

     Section 5.07. This Deed of Trust is being executed and delivered in the Commonwealth of Virginia and shall be construed, governed and enforced in accordance with the laws in effect from time to time in the Commonwealth of Virginia.

     Section 5.08. This Deed of Trust shall be construed to incorporate by short form references below the following provisions of Sections 55-60 of the Code of Virginia of 1950, as amended:

Exemptions Waived.

Subject to call upon default.

Renewal, extension or reinstatement permitted.

Deferred purchase money.

Substitution of Trustee permitted.

Any Trustee may act.

Signatures appears on following page.

IN WITNESS WHEREOF, the Grantor has caused this Deed of Trust to be executed under seal as of the day and year first written above.

WITNESS OR ATTEST:	BORROWER:

SEAWRIGHT SPRINGS, LLC

By: Seawright Holdings, Inc., Sole Member and Manager

(illegible)	By: /s/ Joel P. Sens (SEAL)

Joel P. Sens, President

SEAWRIGHT HOLDINGS, INC.

(illegible)	By: /s/ Joel P. Sens (SEAL)

Joel P. Sens, President

STATE OF MARYLAND,

COUNTYOF MONTGOMERY TO WIT:

On this 14 day of April 2008 before me, a Notary Public of said State, personally appeared Joel P. Sens, who acknowledged himself to be the President of Seawright Holdings, Inc., acting as the Sole Member and Manager of SEAWRIGHT SPRINGS, LLC, and that he, as such President, being authorized to do so, in my presence, signed and sealed the foregoing Deed of Trust and acknowledged that he executed the same in his capacity as President of Seawright Holdings, Inc., acting as the Sole Member and Manager of SEAWRIGHT SPRINGS, LLC for the purposes herein contained.

WITNESS my hand and Notarial Seal.

/s/ (illegible)

Notary Public

My Commission Expires: _______________

SECOND NOTARY APPEARS ON FOLLOWING PAGE

STATE OF MARYLAND,

COUNTYOF MONTGOMERY TO WIT:

On this14 day of April 2008 before me a Notary Public of said State, personally appeared Joel P. Sens who acknowledged himself to be the President of SEAWRIGHT HOLDINGS INC. and that he, as such President, being authorized to do so, in my presence, signed and sealed the foregoing Deed of Trust and acknowledged that he executed the same in his capacity as President of Seawright Holdings, Inc. for the purposes herein contained.

WITNESS my hand and Notarial Seal.

/s/ (illegible)

Notary Public

My commission Expires: _________________

EXHIBIT A

PROPERTY DESCRIPTION